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                                                                      EXHIBIT 99

                                SEMX CORPORATION

SLIDES TO BE USED IN PRESENTATION

SLIDE 1: INTRODUCTION:

                                SEMX Corporation

                               NASDAQ SYMBOL: SEMX
                                  WWW.SEMX.COM

SLIDE 2: SAFE HARBOR STATEMENT:

SLIDE 3: CORPORATE FOCUS:  MICROELECTRONIC PACKAGING:

The Corporation primarily manufactures thermal management materials, microelectronic ceramic packages and interconnect products for critical components that primarily enable fiber optic communication, wireless base stations and fixed wireless radio systems, Internet servers and routers and other specialized microelectronic devices and systems.

SLIDE 4: BROADBAND COMMUNICATIONS INFRASTRUCTURE PYRAMID:

A picture of triangle which reflects the various corporate participants at the following ascending levels of infrastructure.

         Content Providers

         Service Providers

         System Integrators

         System Manufacturers

         Devices, Subsystems, Providers

         Device, Circuit Enclosures, Suppliers

         Materials, Components, Suppliers

This slide makes the point that SEMX Corporation has moved one step higher in the "food chain" from a manufacturer of thermal management metal parts to ceramic packages with thermal heat dissipation capability.

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SLIDE 5: VERTICAL INTEGRATION UNIQUE IN THE MARKETPLACE:

Depicted in this chart is an image of an opto-electrical package utilizing components manufactured by the microelectronics packaging group as follows:

                                       Polese components
                                       -----------------

                                       Thermally enhanced base
                                       Multilayer ceramic insert
                                       Kovar(TM) frames
                                       Assembly
                                       Plating

                                       SPM Components
                                       --------------

                                       Brazing materials:
                                       Lids
                                       Bonding wire
                                       Lead frames

SLIDE 6: REVENUE GROWTH OF SEMX  MICROELECTRONIC PACKAGING GROUP:

             YEAR                        DOLLARS IN MILLIONS
             1995                                19.8
             1996                                22
             1997                                31.6
             1998                                29.5
             1999                                44.5
             2000                                53.5
             2001                                66.7
             2002                                87
             2003                               115.4

This information is presented in a graph. A disclaimer is made as to the exact forecast revenue, but a discussion is presented on the high growth opportunities.

SLIDE 7: CURRENT HIGH GROWTH OPPORTUNITIES:

                                       - FIBER OPTIC
                                       - WIRELESS
                                       - INTERNET INFRASTRUCTURE

These are the fastest growing markets in technology and are each projected to grow in excess of 30% annually*

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o  Sources: RHK, Inc., Microwave Journal, Allied Business Intelligence, Insight
   Research

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SLIDE 8: DIVERSIFIED, DYNAMIC CUSTOMER BASE:

the "Who's Who" of technology

A listing of selected customers; all of whom have long-standing strategic relationships with SEMX

SLIDE 9: SEMX - A SUPPLIER OF CRITICALCOMPONENTS FOR:

                                       o   Routers and Servers
                                       o   Fiber Optic Pump Lasers
                                       o   Wireless Infrastructure
                                       o   Satellite Communications

SLIDE 10: QUESTION:

                WHY SHOULD AN INVESTOR CONSIDER SEMX CORPORATION?

SLIDE 11: VALUE INVESTMENT OPPORTUNITY:

                      Market Capitalization *               $28.4 million
                      Book Value                            $36.5 million
                      Total Assets                          $80.1 million
                      Debt to Equity Ratio                   41.2%

                      Price to Earnings*                     12.3x
                      Price to Book*                          0.8x
                      Price to Sales*                         0.4x

                      Stock Price*                          $4.56
                      2000 EPS                              $0.34
                      2000 CFS from operations              $1.32

SLIDE 12: CONCLUSION:

                                       VALIDATION OF STRATEGY
                                       STATUS OF NEW ORDERS

This is not a question of current earnings - it's about executing a strategy to reposition the Corporation for significant growth.